UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 16, 2022

Date of Report (Date of earliest event reported)

FUNKO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38274	35-2593276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2802 Wetmore Avenue

Everett, Washington 98201

(Address of Principal Executive Offices) (Zip Code)

(425) 783-3616

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	FNKO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, in connection with the agreement by entities affiliated with ACON Funko Investors, L.L.C. (“ACON”) to sell certain shares of Class A common stock of Funko, Inc. (the “Company”) to an affiliate of The Chernin Group (“TCG”) (such sale, the “ACON Sale”), the Company entered into a Stockholders Agreement with TCG, dated May 3, 2022 (the “Stockholders Agreement”).

On May 16, 2022, the Company’s Board of Directors (the “Board”) elected Richard A. Paul to the Board as a Class I director, to be effective upon the closing of the ACON Sale. Mr. Paul was designated to serve on the Board by TCG, consistent with the Stockholders Agreement, and has agreed with TCG that he will resign from the Board upon request by TCG.

Mr. Paul, 41, has served as the Chief Executive Officer of Klutch Sports Group, LLC, a professional sports agency, since September 2012. Mr. Paul is also a co-founder and advisor to Adopt, LLC, a creative agency, since April 2021. Mr. Paul has served on the Boards of Directors of Klutch Sports Group, LLC since September 2012, United Talent Agency since July 2020, and Colieum Acquisition Corp., a special purpose acquisition company, since June 2021. The Board believes Mr. Paul is well qualified to serve on the Board due to his broad-based business experience and extensive experience in the professional sports and pop culture industries.

Mr. Paul will be compensated consistent with the Company’s Non-Employee Director Compensation Policy as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2022. The Company expects to enter into the Company’s standard form of indemnification agreement with Mr. Paul.

The Company expects the ACON Sale to close on or about May 19, 2022.

Forward-Looking Statements

This Current Report on Form 8-K (the “Form 8-K”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K other than statements of historical fact, including statements regarding the expected closing date of the ACON Sale, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “potentially,” “preliminary,” “likely,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including the risk that the ACON Sale will not close in the expected timeframe or at all as well as the important factors described in the Company’s Quarterly Report on Form 10-Q under Part II. Item 1A. “Risk Factors,” and in its other filings with the Securities and Exchange Commission, that may cause the Company’s actual results, performance or achievements to differ materially and adversely from those expressed or implied by the forward-looking statements. Any forward-looking statements made herein speak only as of the date of this Form 8-K, and you should not rely on forward-looking statements as predictions of future events. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, performance, or achievements reflected in the forward-looking statements will be achieved or occur. The Company undertakes no obligation to update any of these forward-looking statements for any reason after the date of this Form 8-K or to conform these statements to actual results or revised expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2022	FUNKO, INC.

	By:	/s/ Tracy D. Daw
Tracy D. Daw
Chief Legal Officer and Secretary